Exhibit 10.1

FIRST AMENDMENT TO

SECURED SUPER-PRIORITY DEBTOR IN POSSESSION

CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT (“Amendment”), dated as of November 26, 2007, to the Secured Super-Priority Debtor in Possession Credit and Guaranty Agreement, dated as of October 16, 2007 (“Credit Agreement”), by and among MOVIE GALLERY, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (as defined below) (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. as Syndication Agent and as Documentation Agent, and THE BANK OF NEW YORK as Administrative Agent and as Collateral Agent.

RECITALS:

WHEREAS, on October 16, 2007 (“Petition Date”), Borrower and each of the Guarantors filed voluntary petitions for relief commencing cases (collectively, the “Cases”) under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Virginia, Eastern Division (“Bankruptcy Court”).

WHEREAS, on the Petition Date, the Bankruptcy Court entered its Interim Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364(c), 364(d) and 364(e) and Fed. R. Bankr. P. 4001 and 9014 (i) Authorizing Debtors to Obtain Secured Post-Petition Financing on Super-Priority Priming Lien Basis, Granting Adequate Protection for Priming and Modifying Automatic Stay, (ii) Authorizing Debtors to Use Cash Collateral of Existing Secured Lenders and Granting Adequate Protection for Use, (iii) Authorizing Debtors to Repay Existing Revolver Indebtedness upon Interim Approval and (iv) Prescribing Form and Manner of Notice and Setting Time for Final Hearing (“Interim DIP Order”).

WHEREAS, pursuant to the authorization granted in the Interim DIP Order, the parties thereto entered into the Credit Agreement.

WHEREAS, on November 16, 2007, the Bankruptcy Court entered its Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364(c), 364(d) and 364(e) and Fed. R. Bankr. P. 4001 and 9014 (i) Authorizing Debtors to Obtain Secured Post-Petition Financing on Super-Priority Priming Lien Basis, Granting Adequate Protection for Priming and Modifying Automatic Stay, (ii) Authorizing Debtors to Use Cash Collateral of Existing Secured Lenders and Granting Adequate Protection for Use, and (iii) Confirming Authorization for Debtors to Repay Existing Revolver Indebtedness upon Interim Approval (“Final DIP Order”);

WHEREAS, the Final DIP Order requires that the Credit Agreement be amended as provided herein;

WHEREAS, the Final DIP Order further provides that the required amendments to the Credit Agreement may be evidenced by a writing signed by the Administrative Agent and Debtors; and

WHEREAS, in accordance with the Final DIP Order, the Credit Agreement is hereby amended upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1 All capitalized terms used herein (including in the introductory paragraph and Recitals set forth above) and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (“Effective Date”):

2.1 Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the parties hereto.

2.2 Borrower shall have paid Agents and Arranger for all reasonable out-of-pocket expenses incurred by them and invoiced on or prior to the date hereof in connection with the negotiation and preparation of this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agents and Arranger.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent, the Issuing Bank and each of the Lenders that:

3.1 The execution, delivery and performance of this Amendment by each Credit Party is within its power and has been duly authorized by all necessary action on the part of such Credit Party.

3.2 This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each of the Credit Parties in accordance with its terms.

3.3 No Default or Event of Default has occurred and is continuing.

3.4 Each of the representations and warranties made by any Credit Party set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects on and as of the date of this Amendment to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

SECTION 4. AMENDMENT TO CREDIT AGREEMENT

4.1 Section 3.2(b) of the Credit Agreement is hereby deleted in its entirety.

4.2 Section 8.1(l) of the Credit Agreement is amended by deleting subclause (iv) thereof in its entirety and replacing it with the following: “(iv) granting any other relief that is materially adverse to Administrative Agent’s, Syndication Agent’s, Collateral Agent’s or Lenders’ interests under any Credit Document or their rights and remedies hereunder or their interest in the Collateral, provided that, in respect of the foregoing subclause (iv), if such relief was sought by parties other than Credit Parties, any of the Administrative Agent, Syndication Agent or Collateral Agent or any Lender shall have requested in writing that Credit Parties oppose the motion and Credit Parties shall have failed to do so;”.

SECTION 5. MISCELLANEOUS

5.1 Headings. Section headings in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

5.2 Governing Law, Jurisdiction and Venue.

(a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

(b) Consent to Jurisdiction and Venue. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IN THE EVENT THAT THE BANKRUPTCY COURT DOES NOT HAVE JURISDICTION OVER ANY MATTER OR IF IT HAS JURISDICTION BUT DOES NOT EXERCISE SUCH JURISDICTION FOR ANY REASON, THEN IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN

ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

5.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective delivery of a manually executed counterpart of this Amendment.

5.4 Continued Effectiveness. Except as expressly set forth in this Amendment, the terms of the Credit Agreement and each of the other Credit Documents remain unchanged, and all such Credit Documents shall remain in full force and effect and are hereby confirmed and ratified.

5.5 No Novation. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or of any of the other Credit Documents or a waiver by any Secured Party of any of its rights and remedies under any DIP Order, the Credit Agreement or any of the other Credit Documents, or any of them, or at law or in equity.

5.6 Reaffirmation. Each Credit Party hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Credit Documents, as modified hereby. Each Credit Party has executed and delivered one or more of the Credit Documents in which such Credit Party has granted liens or security interests in certain of its property. Each Credit Party hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under any DIP Order and under any of the Credit Documents to which it is a party and, to the extent such Credit Party has granted liens on or security interests in any of its property pursuant to any DIP Order or any of the Credit Documents as security for the Obligations, each Credit Party hereby ratifies and reaffirms such payment and performance obligations, grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations owed to any of the Secured Parties and any of their successors and assignees. Each Credit Party agrees that each DIP Order and each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed, and agrees that this Amendment shall not (a) operate as a waiver of any right, power or remedy of any of the Secured Parties under any DIP Order or any of the Credit Documents or (b) constitute a waiver of any provision of any DIP Order or any of the Credit Documents or serve to effect a novation of the Obligations.

5.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AMENDMENT, UNDER THE CREDIT AGREEMENT OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY

AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5.7 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MOVIE GALLERY, INC.

By:	/s/ S. Page Todd
Name:	S. Page Todd
Title:	Executive Vice President, Secretary, and General Counsel

MOVIE GALLERY US, LLC

By:	Movie Gallery, Inc., its Manager and Sole Member

By:	/s/ S. Page Todd
Name:	S. Page Todd
Title:	Executive Vice President, Secretary, and General Counsel

M.G. DIGITAL, LLC

By:	Movie Gallery US, LLC, its Manager and Sole Member

	By:	Movie Gallery, Inc., its Manager and Sole Member

	By:	/s/ S. Page Todd
	Name:	S. Page Todd
	Title:	Executive Vice President, Secretary, and General Counsel

M.G.A REALTY I, LLC

By:	Movie Gallery US, LLC, its Manager and Sole Member

	By:	Movie Gallery, Inc., its Manager and Sole Member

	By:	/s/ S. Page Todd
	Name:	S. Page Todd
	Title:	Executive Vice President, Secretary, and General Counsel

HOLLYWOOD ENTERTAINMENT CORPORATION

By:	/s/ S. Page Todd
Name:	S. Page Todd
Title:	Executive Vice President, Secretary, and General Counsel

MG AUTOMATION LLC

By:	Hollywood Entertainment Corporation, its Manager and Sole Member

By:	/s/ S. Page Todd
Name:	S. Page Todd
Title:	Executive Vice President, Secretary, and General Counsel

THE BANK OF NEW YORK,
as Administrative Agent

By:	/s/ Robert Hingston
Name:	Robert Hingston
Title:	Vice President